UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Rule 14a-12

                           BURLINGTON RESOURCES INC.
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11. (1) Title of each class of securities to which transaction applies:

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       (2)   Aggregate number of securities to which transaction applies:

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       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (set forth the
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             was determined):

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting
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The following communication, relating to integration planning with respect to the proposed transaction between Burlington Resources Inc. and ConocoPhillips, was sent to all ConocoPhillips and Burlington Resources Inc. employees on December 21, 2005.

TO:     BURLINGTON RESOURCES EMPLOYEES
        CONOCOPHILLIPS EMPLOYEES

FROM:   RANDY LIMBACHER, INTEGRATION LEADER, BURLINGTON RESOURCES
        JOHN LOWE, INTEGRATION LEADER, CONOCOPHILLIPS

DATE:   DECEMBER 21, 2005

RE:     INTEGRATION PLANNING UPDATE

We are pleased to update you on the Integration Team planning process that is under way between Burlington Resources and ConocoPhillips. The
Integration Team members, shown below, met for the first time on Monday, Dec. 19, to kick off integration planning efforts and outline processes and goals.

The group agreed to several key deliverables and milestones at this initial meeting including:

-- Regularly scheduled meetings to discuss progress on integration planning goals

-- A commitment to conduct our activities in accordance with guiding principles that call for each team member to make a successful integration planning effort his or her number one personal priority

-- A commitment to provide all Burlington Resources employees and ConocoPhillips employees in impacted business units their employment status by the day of closing, and

-- The establishment of sub-teams in each of the integration planning areas that will begin work immediately to address key issues.

In general, we expect the integration effort to focus on the Lower-48 and Canadian upstream organizations and corporate staff functions.

The team will meet again on Jan. 5, 2006, after which time we expect to begin a regular process of e-mail updates to ConocoPhillips and Burlington Resources employees.

The team also received a briefing from anti-trust counsel about the need for Burlington Resources and ConocoPhillips to continue to operate as independent entities until the merger is officially approved and closed. As a reminder, no "competitively sensitive" information (information that you ordinarily would not disclose to a competitor, such as contract terms, detailed cost information for particular services, future pricing or marketing plans, etc.) or information which could otherwise limit the competitiveness of either company should be requested or exchanged without the express approval of both companies' counsel. The exchange of information related to the integration will be coordinated through the Integration Team and sub-teams with the assistance of counsel.

In closing, we wish you and your families a very safe and very happy holiday season. We hope you join us in looking forward to the many opportunities this merger will bring.

Regards,

Randy Limbacher, Integration Leader, Burlington Resources
John Lowe, Integration Leader, ConocoPhillips

INTEGRATION TEAM MEMBERS

OPERATIONS

--   Greg Goff-COP
--   Mark Ellis-BR

FINANCE

--   Rand Berney-COP
--   Dane Whitehead-BR

SHARED SERVICES

--   Gene Batchelder-COP
--   Rick Diaz-BR

LEGAL

--   Steve Gates-COP
--   Rick Plaeger-BR

HUMAN RESOURCES

--   Carin Knickel-COP
--   Bill Usher-BR

CORPORATE AFFAIRS

--   Sam Falcona-COP
--   Ellen DeSanctis-BR

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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Neither Burlington Resources Inc. nor ConocoPhillips undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                           ADDITIONAL INFORMATION

     In connection with the proposed transaction, ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain a free copy of the Form S-4 and the proxy statement (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail: IR@br-inc.com.

     ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

     Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decision.